UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 7, 2015

MEADOWBROOK INSURANCE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	1-14094	38-2626206
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26255 American Drive Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 358-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Introductory Note

As previously disclosed in the Current Report on Form 8-K filed on December 31, 2014 with the Securities and Exchange Commission (the “SEC”) by Meadowbrook Insurance Group, Inc., a Michigan corporation (the “Company”), on December 30, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Miracle Nova II (US), LLC, a Delaware limited liability company (“Parent”), Miracle Nova III (US), Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Sub”), and the Company. On July 7, 2015, pursuant to the Merger Agreement, Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). At the effective time of the Merger (the “Effective Time”), each share (a “Share”) of common stock of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (including restricted shares of Company Common Stock, but excluding (i) Shares held by shareholders of the Company who have properly exercised and perfected appraisal rights under Michigan law and (ii) Shares that are held by the Company, Parent or their respective subsidiaries), converted into the right to receive $8.65 in consideration per Share, without interest (the “Merger Consideration”).

Item 3.01 Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On July 7, 2015, Sub merged with and into the Company, with the Company continuing as the surviving corporation. As a result of the Merger, the Company became a wholly owned subsidiary of Parent. In connection with the consummation of the Merger, the Company (i) notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and (ii) requested that the NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Shares of the Company Common Stock on the NYSE was suspended as of the close of trading on July 7, 2015. The Company also intends to file with the SEC a Form 15 requesting that the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

At the Effective Time, each Share (other than (i) Shares held by shareholders of the Company who have properly exercised and perfected appraisal rights under Michigan law and (ii) Shares that are held by the Company, Parent or their respective subsidiaries) was automatically cancelled and converted into the right to receive the Merger Consideration.

As a result of the Merger, all outstanding awards of Shares subject to forfeiture restrictions or other restrictions (“Restricted Stock”) that were granted pursuant to a stock plan of the Company prior to the Merger fully vested, and all restrictions (including forfeiture restrictions) otherwise applicable to such vested Shares lapsed. As of the Effective Time, all stock plans of the Company were terminated, and no Restricted Stock or other rights with respect to Shares were granted in connection therewith.

Item 5.01 Change in Control of Registrant.

The Merger was governed by Section 450.1762 of the Michigan Business Corporations Act, and a shareholder vote was required to consummate the Merger. On April 27, 2015, the shareholders of the Company formally approved the Merger. As described in the Introductory Note above, the Merger was completed on July 7, 2015. The total cash consideration paid by Parent for all outstanding equity securities of the Company was approximately $439 million in cash.

The information set forth in the Introductory Note, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on December 31, 2014.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements to Certain Officers.

In connection with the Merger, Douglas Gaudet, Jeffrey Maffett, Florine Mark, Robert H. Naftaly, Robert W. Sturgis and Bruce E. Thal resigned as members of the board of directors of the Company (the “Board”) and from all committees on the Board on which they served, effective as of the Effective Time. In accordance with the terms of the Merger Agreement, the directors of Sub immediately prior to the Effective Time, which consisted of Duan Qiuping, Kang Lan and Wu Xiaoyong, and Robert S. Cubbin, Robert F. Fix and Winifred A. Baker, who did not resign from the Board in connection with the Merger, became the directors of the Company effective as of, and immediately following, the Effective Time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, (i) the Company’s Articles of Incorporation were amended and restated in their entirety and (ii) the Bylaws of the Sub became the Amended and Restated Bylaws of the Company, each in accordance with the terms of the Merger Agreement. Copies of the Amended and Restated Articles of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On July 7, 2015, the Company and Fosun International Limited, the ultimate parent of Parent and Sub (“Fosun”) issued a joint press release announcing the consummation of the Merger. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Item No.	Exhibits

2.1	Agreement and Plan of Merger, dated as of December 30, 2014, by and among Parent, Sub and the Company (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on December 31, 2014).*

3.1	Amended and Restated Articles of Incorporation of the Company, dated July 7, 2015.

3.2	Amended and Restated Bylaws of the Company, effective July 7, 2015.

99.1	Press Release issued by the Company and Fosun, dated July 7, 2015.

* The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2015		MEADOWBROOK INSURANCE GROUP, INC. (Registrant)

	By:	/s/ Karen M. Spaun
Karen M. Spaun, Senior Vice President and Chief Financial Officer

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Item No.	Exhibits

2.1	Agreement and Plan of Merger, dated as of December 30, 2014, by and among Parent, Sub and the Company (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on December 31, 2014).*

3.1	Amended and Restated Articles of Incorporation of the Company, dated July 7, 2015.

3.2	Amended and Restated Bylaws of the Company, effective July 7, 2015.

99.1	Press Release issued by the Company and Fosun, dated July 7, 2015.

*	The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

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